Exhibit 10.8

Execution Copy

AMENDED AND RESTATED SECURITY AGREEMENT

dated as of March 13, 2015

among

MASTERCRAFT BOAT COMPANY, LLC,

MASTERCRAFT SERVICES, INC.,

MCBC HYDRA BOATS, LLC

and

MASTERCRAFT INTERNATIONAL SALES ADMINISTRATION, INC.

and the other Grantors

and

FIFTH THIRD BANK,

an Ohio banking corporation,

as Agent

AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT dated as of March 13, 2015 (as may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into among MASTERCRAFT BOAT COMPANY, LLC, a Delaware limited liability company (“MasterCraft”), MASTERCRAFT SERVICES, INC., a Tennessee corporation (“Services”), MCBC HYDRA BOATS, LLC, a Tennessee limited liability company (“Hydra”), MASTERCRAFT INTERNATIONAL SALES ADMINISTRATION, INC., a Delaware corporation (“Sales Administration”), and each other Person that becomes a “Borrower” under the Credit Agreement (collectively, “Borrowers” and, individually, each a “Borrower”), MCBC HOLDINGS, INC., a Delaware corporation (“Holdings”), and each other Person that becomes a “Guarantor” under the Credit Agreement (collectively, “Guarantors” and, individually, each a “Guarantor”), each other Person a signatory hereto as a Grantor (collectively with Borrower and Guarantors, the “Grantors” and, individually, each a “Grantor”) and FIFTH THIRD BANK, an Ohio banking corporation, as the Agent for all the Lenders (as defined in the Credit Agreement referred to below).

WHEREAS, the Borrowers and Holdings and Agent and the Lenders entered into that certain Credit and Guaranty Agreement dated as of December 20, 2013 (the “Original Loan Agreement”), which provided for Revolving Loans, Term Loans and other credit accommodations in an aggregate original principal amount of $60,000,000;

WHEREAS, in connection with the Original Loan Agreement, the parties thereto entered into that certain Security Agreement dated as of December 20, 2013 (the “Original Security Agreement”), and other ancillary Loan Documents;

WHEREAS, each of the Borrowers and Holdings have requested that Agent and the Lenders (i) increase the Revolving Loans, Term Loans and other credit accommodations under the Original Credit Agreement to an aggregate principal amount of $105,000,000 consisting of Revolving Credit Commitments in the aggregate amount of $30,000,000 and Term Loan Commitments in the aggregate amount of $75,000,000, and (ii) make certain other modifications and amendments to the Original Loan Agreement, all as set forth in the Amended and Restated Credit and Guaranty Agreement dated of even date herewith (the “Credit Agreement”); and

WHEREAS, the Obligations of the Credit Parties under the Credit Agreement, as continued from the Original Security Agreement, shall continue to be secured by the Collateral pursuant to this Amended and Restated Security Agreement, and the other Collateral Documents and Loan Documents entered into in connection therewith and herewith.

The Lenders have severally agreed to extend credit to the Borrowers pursuant to the Credit Agreement. Each Borrower is a direct or indirect wholly-owned subsidiary of Holdings or is affiliated with certain other Grantors, as applicable. The Borrowers and the other Grantors are engaged in interrelated businesses, and each Grantor will derive substantial direct and indirect benefit from extensions of credit under the Credit Agreement. It is a condition precedent to each Lender’s obligation to extend credit under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Agent for its benefit and the benefit of the Lenders.

In consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to extend credit thereunder, each Grantor hereby agrees with the Agent, for its benefit and the benefit of the Lenders, as follows:

SECTION 1                               DEFINITIONS.

1.1                               Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the UCC: Accession, Account, Account Debtor, As-Extracted Collateral, Certificated Security, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Entitlement Order, Equipment, Farm Products, Financial Asset, Fixture, Goods, Health Care Insurance Receivables, Instruments, Inventory, Investment Property, Leases, Letter-of-Credit Right, Manufactured Home, Money, Payment Intangibles, Proceeds, Securities Account, Securities Intermediary, Security, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

1.2                               When used herein the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the preamble hereto.

“Assigned Agreements” means, collectively, all of each Grantor’s rights and remedies under, and all moneys and claims for money due or to become due to such Grantor under those contracts set forth on Schedule1.2 hereto, and any other material contracts, and any and all amendments, restatements, supplements and other modifications thereof including all rights and claims of such Grantor now or hereafter existing: (a) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (b) for any damages arising out of or for breach or default under or in connection with any of the foregoing contracts; (c) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (d) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

“Collateral” means all of the following personal property now owned or at any time hereafter acquired by any Grantor or in which any Grantor now has or at any time in the future may acquire any right, title or interest: (a) Accounts, Assigned Agreements, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Intellectual Property, Inventory, Investment Property, Leases, Letter-of-Credit Rights, Money, Supporting Obligations and all other personal property and other assets; (b) all books and records pertaining to any of the foregoing; (c) all Accessions to, substitutions for and replacements, Proceeds and products of any of the foregoing; and (d) all collateral security and guaranties given by any Person with respect to any of the foregoing; provided that “Collateral” shall not include the Excluded Assets. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

“Collateral Access Agreement” means any landlord waiver or other agreement in form and substance reasonably satisfactory to the Agent, between the Agent and any third party (including any bailee, consignee, customs broker or other similar Person) in possession of any Collateral or any landlord of any Grantor for any real Property where any Collateral is located.

“Collateral Notification Date” shall mean, with respect to any acquisition of, or any other act or event pertaining to, Collateral for which notification is required by this Agreement, the next date following such acquisition, act or event, as applicable, that a Compliance Certificate is required to be delivered pursuant to Section 6.1(c) of the Credit Agreement.

“Control” means “control” as such term is used in the UCC including, without limitation, as used in Sections 9-314, 9-104, 9-105, 9-106, 9-107 and 8-106 of the UCC.

“Control Agreement” shall mean an agreement in form and substance reasonably satisfactory to the Agent, among any Grantor, the Agent and (a) with respect to a Deposit Account of such Grantor, the depository bank maintaining such Deposit Account pursuant to which the depositary bank agrees to comply with instructions of the Agent to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account without further consent of such Grantor, (b) with respect to a Securities Account of such Grantor, the Securities Intermediary maintaining such Securities Account pursuant to which such Securities Intermediary agrees to comply with the Entitlement Orders of the Agent with respect to the Financial Assets from time to time credited to, and Security Entitlements related to, such Securities Account without further consent by such Grantor and (c) with respect to Uncertificated Securities registered in the name of such Grantor or its nominee, the Issuer of such Uncertificated Securities pursuant to which such Issuer agrees to comply with instructions issued by the Agent without further consent by such Grantor.

“Copyrights” means all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, including those listed on Schedule 3.7, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, and the right to obtain all renewals of any of the foregoing.

“Credit Agreement” means the Amended and Restated Credit and Guaranty Agreement of even date herewith among the Borrowers, Guarantors, the other Credit Parties, the Lenders and the Agent, as amended, restated, supplemented or otherwise modified from time to time.

“Excluded Accounts” has the meaning set forth in Section 4.1 of the Credit Agreement.

“Excluded Assets” has the meaning set forth in Section 4.1 of the Credit Agreement.

“Excluded Payments” has the meaning set forth in Section 4.6 hereof.

“Excluded Vehicles” has the meaning set forth in Section 4.1 of the Credit Agreement.

“Governing Documents” means, with respect to any Person, all certificates or articles of incorporation, certificates or articles of organization or formation, certificate or articles of limited partnership, bylaws, limited liability company agreements, operating agreements, regulations, partnership agreements or analogous governing documents of such Person.

“Holdings” has the meaning set forth in the preamble to this Agreement.

“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including the Copyrights, the Patents, the Trademarks and the Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note” means any promissory note evidencing loans made by any Grantor to any other Grantor.

“Issuers” means the collective reference to each issuer of any Investment Property.

“Licenses” means, with respect to any Person, all of such Person’s right, title and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights or Trademarks, (b) all income, royalties, damages, claims and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present and future breaches thereof.

“Minimum Actionable Amount” shall mean $250,000.

“Patents” means (a) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including any of the foregoing referred to in Schedule 3.7, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including any of the foregoing referred to in Schedule 3.7, and (c) all rights to obtain any reissues or extensions of the foregoing.

“Pledge Amendment” has the meaning set forth in Section 4.6 hereof.

“Pledged Collateral” means the Pledged Equity and Pledged Notes.

“Pledged Equity” means (a) the Equity Interests listed on Schedule 3.5; (b) the Pledged Subsidiary Interests; (c) all additional Equity Interests issued to or held by any Grantor from time to time in any manner; (d) all certificates, options, economic, voting, ownership and other rights and privileges incident to the foregoing Equity Interests of any nature whatsoever; and (e) all dividends, distributions, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing Equity Interests.

“Pledged Notes” means (a) all promissory notes listed on Schedule 3.5, (b) all Intercompany Notes and (c) other promissory notes issued to or held by any Grantor.

“Pledged Subsidiary Interests” shall mean Equity Interests owned by any Grantor which are issued by any Subsidiary of any Grantor except, with respect to any Foreign Subsidiary, such Equity Interests that constitute Excluded Assets.

“Receivable” means any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including any Accounts).

“Securities Act” means the Securities Act of 1933, as amended.

“Trademarks” means (a) all trademarks, trade names, corporate names, each Grantor’s name, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications (excluding any “intent to use” applications for trademarks for which a statement of use has not been filed and accepted with the United States Patent and Trademark Office) in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including any of the foregoing referred to in Schedule 3.7, and (b) the right to obtain all renewals thereof.

“UCC” means the Uniform Commercial Code as in effect on the date hereof and from time to time in the State of Illinois, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non perfection of the security interests in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

SECTION 2                               GRANT OF SECURITY INTEREST.

2.1                               Grant of Security Interest. Each Grantor hereby (x) acknowledges, reaffirms, confirms and ratifies its prior grant, as set forth in the Original Security Agreement, and (y) pledges, assigns and transfers to the Agent, and hereby grants to the Agent, for its benefit and the benefit of the Lenders, a continuing security interest in all of its Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

SECTION 3                               REPRESENTATIONS AND WARRANTIES.

To induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor jointly and severally hereby represents and warrants to the Agent and each Lender that:

3.1                               Title; No Other Liens. Each Grantor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same, subject to Permitted Liens. There exists no “adverse claim” within the meaning of Section 8-102 of the UCC with respect to the Pledged Equity of any Grantor. Except for Permitted Liens, the Grantors own each item of the Collateral free and clear of any and all Liens or claims of others.

3.2                               Perfected First Priority Liens. This Agreement creates a valid security interest in favor of the Agent, for the benefit of the Agent and Lenders, in the Collateral. The perfection of the security interests granted pursuant to this Agreement (a) are subject to the following: (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings specified on Schedule 3.2 (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Agent in completed and duly authorized form), (ii) with respect to any deposit account, the execution of Control Agreements (it being understood and agreed that such action shall not be required to the extent of the exception set forth in Section 6.21 of the Credit Agreement), (iii) in the case of U.S. registered Copyrights, U.S. registered Trademarks and U.S. issued Patents owned by a Grantor for which UCC filings are insufficient, proper filing with the United States Copyright Office or the United States Patent and Trademark Office, as applicable (it being understood and agreed that notwithstanding anything to the contrary contained herein, no perfection actions with respect to Intellectual Property in foreign jurisdictions shall be required), (iv) in the case of Commercial Tort Claims, letter-of-credit rights or electronic chattel paper, such actions as required under Sections 4.10, 4.11 and 4.12 hereof (but only to the extent required under such Sections), (v) with respect to Pledged Collateral, the delivery thereof to the Agent to the extent that such Pledged Collateral is certificated and (vi) in the case of all other instruments and tangible chattel paper, delivery thereof to the Agent (but only to the extent required under this Agreement) and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens for which priority is accorded under applicable law. The filings and other actions specified in this Section 3.2 constitute all of the filings and other actions necessary to perfect the security interests required to be perfected hereunder.

3.3                               Grantor Information. On the date hereof, Schedule 3.3 sets forth (a) each Grantor’s jurisdiction of organization, (b) the location of each Grantor’s chief executive office, (c) each Grantor’s exact legal name as it appears on its organizational documents and (d) each Grantor’s organizational identification number (to the extent a Grantor is organized in a jurisdiction which assigns such numbers) and federal employer identification number.

3.4                               Collateral Locations. Schedule 3.4 sets forth (a) each place of business of each Grantor (including its chief executive office), (b) all locations where any Inventory and the Equipment owned by any Grantor is kept, except with respect to Inventory and Equipment with a fair market value of less than the Minimum Actionable Amount (determined in the aggregate for all such Inventory and Equipment of the Grantors) and Inventory and Equipment in transit and (c) whether each such place of business (including each Grantor’s chief executive office) and Collateral location is owned or leased (and if leased, specifies the complete name and notice address of each lessor) or the location of a bailee, warehouseman, consignee or other third party (and if so, specifies the complete name and notice address of each such third party).

3.5                               Investment Property. (a) As of the date hereof, Schedule 3.5 lists all Pledged Collateral owned by each Grantor as of the date hereof.

(b)                                 The Pledged Subsidiary Interests pledged by each Grantor hereunder constitute all the issued and outstanding Equity Interests of each Subsidiary of such Grantor owned by such Grantor or, in the case of any Foreign Subsidiary, 65 percent of all issued and outstanding Equity Interests of such Foreign Subsidiary entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)).

(c)                                  All of the Pledged Subsidiary Interests have been duly and validly issued and, to the extent applicable, are fully paid and nonassessable. No restrictions in any Governing Documents governing any Pledged Subsidiary Interests or any other agreement or document related to any Pledged Subsidiary Interests, limit or restrict (i) the grant of a Lien pursuant to this Agreement on such Pledged Subsidiary Interests, (ii) the perfection of such Lien or (iii) the exercise of remedies in respect of such perfected Lien on such Pledged Subsidiary Interests as contemplated by this Agreement, subject, in each case, to the compliance with applicable law. Each Grantor has delivered to Agent, true, correct and complete copies of the Governing Documents governing any Pledged Subsidiary Interests as of the date hereof (or, with respect to any Subsidiary formed or acquired after the date hereof, within the time period for joining such Subsidiary to the Loan Documents that is set forth in Section 4.4 of the Credit Agreement).

(d)                                 Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

3.6                               Reserved.

3.7                               Intellectual Property. (a) As of the date hereof, (i) Schedule 3.7 lists all registered Copyrights, Trademarks and Patents owned by such Grantor in its own name on the date hereof and all material Licenses of such Grantor, and (ii) all material Intellectual Property owned by any Grantor is valid, subsisting, unexpired and subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered at equity or law), enforceable and has not been abandoned (unless such abandonment could not reasonably be expected to have a Material Adverse Effect).

(b)                                 Each Grantor owns and possesses or has a license or other right to use all Intellectual Property as is necessary for the conduct of the businesses of such Grantor, without any infringement upon rights of others, unless the failure to do so could not reasonably be expected to have a Material Adverse Effect.

3.8                               Depositary and Other Accounts. All Deposit Accounts, Securities Accounts and other accounts maintained by each Grantor are described on Schedule 3.8 hereto, which description includes for each such account the name of the Grantor maintaining such account, the name, address, telephone and fax numbers of the financial institution at which such account is maintained, the account number and the account officer, if any, of such account.

3.9                               Certain Other Property. As of the date hereof, except as set forth on Schedule 3.9, none of the Collateral constitutes: (i) Commercial Tort Claims; (ii) Documents (other than Documents related to Goods in transit); (iii) Accessions, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes or standing timber; or (iv) vessels, aircraft or any other property subject to any certificate of title or other registration statute of the United States, any state or other jurisdiction, except for vehicles constituting Inventory and personal vehicles owned by any Grantor and used by employees of any Grantor in the ordinary course of business with an aggregate fair market value of less than the Minimum Actionable Amount (determined in the aggregate for all such Collateral of the Grantors).

SECTION 4                               COVENANTS.

Each Grantor covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until the Payment in Full of the Obligations:

4.1                               Maintenance of Lien. Except as otherwise permitted by the Loan Documents, such Grantor shall maintain the security interest created by this Agreement as a perfected security interest and shall, defend such security interest against the claims and demands of all Persons whomsoever, subject to Permitted Liens. Such Grantor shall not (a) permit or suffer to exist any Lien on the Collateral other than Permitted Liens, and shall promptly pay when due all taxes and other assessments and obligations which could become a Lien on the Collateral except as permitted by the Credit Agreement and (b) sell or otherwise dispose of any Collateral or any interest therein except for sales of Inventory in the ordinary course of business and other dispositions permitted by the Credit Agreement.

4.2                               Grantor Information. Such Grantor shall not (a) without providing at least 20 days’ prior written notice to Agent, change its name or its mailing address or organizational identification number if it has one and (b) without providing at least 20 days’ prior written notice to Agent, change its type of organization or jurisdiction of organization. If any Grantor does not have an organizational identification number and later obtains one, such Grantor shall notify Agent of such organizational identification number by the next Collateral Notification Date.

4.3                               Collateral Locations. Such Grantor shall notify the Agent in writing as of the next Collateral Notification Date whenever Inventory or Equipment with a value in excess of the Minimum Actionable Amount (determined in the aggregate for all such Inventory or Equipment of the Grantors) is kept at a location other than those set forth on Schedule 3.4 except for Inventory and Equipment in transit, and with respect to any such new locations such Grantor shall submit to the Agent on the next Collateral Notification Date an updated Schedule 3.4 to reflect such additional new locations (provided any Grantor’s failure to do so shall not impair the Agent’s security interest therein). If any Inventory or Equipment of any Grantor in excess of the Minimum Actionable Amount (determined in the aggregate for all such Inventory or Equipment of the Grantors) is at any time in the possession of a landlord, bailee, consignee, customs broker or other similar Person, such Grantor shall, if such Grantor has not previously notified the Agent, notify Agent thereof by the next Collateral Notification Date and shall use commercially reasonable efforts to enter into, and use commercially reasonable efforts to cause such Person to enter into, a Collateral Access Agreement with the Agent.

4.4                               Reserved.

4.5                               Depositary and Other Deposit Accounts. Such Grantor shall maintain its Deposit Accounts and enter into Control Agreements as required by Section 6.21 of the Credit Agreement. Agent shall not send any notice of exclusive control or similar instructions pursuant to any Control Agreement to the applicable depositary bank unless an Event of Default exists.

4.6                               Investment Property. (a) If any Grantor shall at any time acquire or hold any interest in or right to (x) Pledged Subsidiary Interests or (y) other Pledged Equity in excess (with respect to this clause (y)) of the Minimum Actionable Amount (determined in the aggregate for all such Pledged Subsidiary Interests and Pledged Equity of the Grantors) not previously pledged to the Agent in accordance with the provisions of this Section 4.6, such Grantor shall by the next Collateral Notification Date: (i) notify the Agent and deliver to the Agent a Pledge Amendment, duly executed by such Grantor, in the form of Annex I hereto (a “Pledge Amendment”) to reflect the pledge of the additional Pledged Equity, it being acknowledged and agreed by each Grantor that the Agent’s Lien shall extend to all such additional Pledged Equity regardless of whether the applicable Grantor executes and delivers a Pledge Amendment as required hereunder; (ii) with respect to Certificated Securities, deliver to the Agent all such certificates in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Annex II hereto; and (iii) with respect to Uncertificated Securities issued by an Issuer (not already a party to this Agreement), execute and deliver, and cause the Issuer thereof to execute and deliver, to the Agent a Control Agreement.

(b)                                 Without the prior written consent of the Agent, no Grantor or Issuer a party hereto will (i) vote to enable, or take any other action to permit, any Subsidiary of such Grantor to issue any Equity Interests of any nature or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any Equity Interests of any nature of such Subsidiary, except, in each case, as permitted by the Credit Agreement; (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Equity Interests issued by any Subsidiary of such Grantor, except as permitted by the Credit Agreement; (iii) permit the pledge or grant of Control of any Equity Interests issued by any Subsidiary of such Grantor other than to or as requested by Agent; or (iv) permit or suffer any Subsidiary to dissolve, merge, liquidate or merge or consolidate with any other entity except as permitted by the Credit Agreement or retire any of its Equity Interests.

(c)                                  No Grantor or Issuer a party hereto shall enter into, or enter into any amendment or modification of, any shareholders agreement, operating agreement, voting agreement or other agreement which would materially adversely affect the Agent’s or Lenders’ benefits, rights or remedies under this Agreement. In the event any of the Pledged Subsidiary Interests are governed by any shareholders agreement, operating agreement, voting agreement or other agreement which the Agent determines may materially adversely affect the Agent’s benefits, rights or remedies under this Agreement, the applicable Grantors and Issuers will amend such Agreement to incorporate the provisions of Annex III, mutatis mutandis, to make the provisions thereof subject to this Agreement and the rights and remedies of the Agent and Lenders hereunder.

(d)                                 During the existence of an Event of Default each Issuer a party hereto shall promptly comply with the instructions of the Agent with respect to the Pledged Subsidiary Interests issued by such Issuer without the further consent or action of any Grantor, including, without limitation, instructions as to the transfer or other disposition of such Pledged Subsidiary Interests, to pay and remit to the Agent or its nominee all dividends, distributions and other amounts otherwise payable to Grantor in respect of such Pledged Subsidiary Interests (whether upon redemption of such Pledged Subsidiary Interests, dissolution of such Issuer or otherwise), and, at the Agent’s request, to transfer to, and register such Pledged Interests in the name of, the Agent or its nominee or transferee. Each Grantor and Issuer a party hereto acknowledges and agrees that (i) with respect to any Pledged Subsidiary Interest issued by such Issuer that constitutes an Uncertificated Security, the execution and delivery of this Agreement will perfect the Agent’s security interest in such Pledged Subsidiary Interest and any Proceeds thereof by Control and (ii) with respect to any Pledged Subsidiary Interest issued by such Issuer that constitute a Certificated Security, the delivery of the certificate(s) representing such Pledged Subsidiary Interest endorsed to the Agent or in blank will perfect the Agent’s security interest in such Pledged Subsidiary Interest and any Proceeds thereof by Control.

(e)                                  Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the relevant Grantor of the Agent’s intent to exercise its corresponding rights pursuant to Section 5.3, to the extent not in violation of the Credit Agreement, each Grantor shall be permitted to (i) exercise all voting and other rights with respect to the Pledged Collateral, provided that no vote shall be cast or other right exercised or action taken which would have the effect of impairing the rights of the Agent in respect of the Pledged Collateral; and (ii) receive all cash dividends, distributions and payments made in respect of the Pledged Collateral other than (collectively referred to as the “Excluded Payments”) (A) dividends, distributions and payments other than in cash received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Equity in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of the Issuer of such Pledged Equity, and (C) cash paid, payable or otherwise distributed, in redemption of, or in exchange for, any Pledged Equity; provided that, until actually paid, all rights to such dividends, distributions and other payments shall remain subject to the Lien created by this Agreement. All Excluded Payments and all other dividends, distributions and/or payments in respect of any of the Pledged Equity or Pledged Interests, whenever paid or made, shall be delivered to the Agent (i) with respect to Excluded Payments paid in cash, to be applied to the Obligations in the manner specified by the Credit Agreement or, if not so specified, as determined by the Agent and (ii) with respect to other Excluded Payments, to be held as Collateral and shall, if received by any Grantor, be received in trust for the benefit of the Agent, be segregated from the other funds or property of such Grantor, and be forthwith delivered to the Agent (with any necessary endorsement).

(f)                                   Notwithstanding anything to the contrary contained herein, in the event any Investment Property or Pledged Subsidiary Interests is subject to the terms of a separate security or pledge agreement in favor of the Agent, the terms of such separate security or pledge agreement shall govern and control unless otherwise agreed to in writing by the Agent.

4.7                               Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each Trademark material to its business in order to maintain such Trademark in full force free from any claim of abandonment for non use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable law, (iv) not adopt or use any other Trademark that is confusingly similar or a colorable imitation of such Trademark unless the Agent, for its benefit and the benefit of the Lenders, shall obtain a perfected security interest in such other Trademark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) knowingly do any act or knowingly omit to do any act whereby such Trademark may become invalidated or otherwise materially impaired.

(b)                                 Such Grantor (either itself or through licensees) will not knowingly do any act, or knowingly omit to do any act, whereby any Patent material to its business may become forfeited, abandoned or dedicated to the public.

(c)                                  Such Grantor (either itself or through licensees) (i) will employ each Copyright material to its business and (ii)will not (and will not permit any licensee or sublicensee thereof to) knowingly do any act or knowingly omit to do any act whereby any material portion of such Copyrights may become invalidated or otherwise material impaired. Such Grantor will not (either itself or through licensees) knowingly do any act whereby any material Copyrights may fall into the public domain.

(d)                                 Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Intellectual Property material to its business to infringe the intellectual property rights of any other Person.

(e)                                  Such Grantor will notify the Agent by the next Collateral Notification Date if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property owned by such Grantor may become forfeited, abandoned or dedicated to the public, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding, such Grantor’s ownership of, or the validity of, any material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(f)                                   Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office or the United States Copyright Office, such Grantor shall, by the next Collateral Notification Date, (i) report such filing to the Agent and (ii) execute and deliver an agreement in the form of Annex IV. Upon the request of the Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Agent may request to evidence the Agent’s and the Lenders’ security interest in any Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby.

(g)                                  Unless no longer deemed material Intellectual Property in such Grantor’s reasonable business judgment, such Grantor shall use commercially reasonable efforts to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of all material Intellectual Property owned by it.

(h)                                 In the event that any material Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property, unless the failure to so protect such material Intellectual Property could not reasonably be expected to have a Material Adverse Effect and (ii) if such Intellectual Property is of material economic value, notify the Agent by the next Collateral Notification Date after it learns thereof and, to the extent, in its reasonable judgment, such Grantor determines it appropriate under the circumstances, sue for infringement, misappropriation or dilution, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation or dilution.

4.8                               Instruments, Tangible Chattel Paper and Documents. If any Grantor acquires any interest in or right to any Collateral with a value or related to an amount payable in excess of the Minimum Actionable Amount (determined in the aggregate for all such Collateral of the Grantors), consisting of or evidenced by any Instruments (other than Instruments deposited for collection in the ordinary course of business), Tangible Chattel Paper or Documents (other than with respect to Goods in transit in the ordinary course of business), such Grantor shall by the next Collateral Notification Date (a) notify the Agent thereof and (b) deliver to the Agent such Instruments, Tangible Chattel Paper or Documents, as applicable, duly endorsed and accompanied by duly executed instruments of transfer or assignment, as applicable, all in form and substance reasonably satisfactory to the Agent. Promptly following the request of the Agent during the existence of an Event of Default, such Grantor shall also deliver to the Agent all security agreements, if any, securing such Instruments or Chattel Paper, as applicable, and execute UCC financing statement amendments assigning to the Agent any UCC financing statements filed by such Grantor in connection with such security agreements.

4.9                               Commercial Tort Claims. If any Grantor shall at any time hold or acquire any Commercial Tort Claim in excess of the Minimum Actionable Amount (determined for all such Commercial Tort Claims of the Grantors in the aggregate), such Grantor shall, if such Grantor has not previously notified the Agent, notify the Agent thereof and sign and deliver to the Agent by the next Collateral Notification Date an agreement in the form of Annex V hereto granting a security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim.

4.10                        Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under one or more letters of credit in excess of the Minimum Actionable Amount (determined for all such letters of credit of the Grantors in the aggregate), such Grantor shall, if such Grantor has not previously notified the Agent, notify the Agent thereof by the next Collateral Notification Date and, at the request and option of the Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Agent, either (i) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Agent of the Proceeds of the letter of credit, or (ii) arrange for the Agent to become the transferee beneficiary of the letter of credit, with the Agent agreeing, in each case, that the Proceeds of the letter to credit are to be applied as provided in the Credit Agreement.

4.11                        Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction in excess of the Minimum Actionable Amount (determined for all such Electronic Chattel Paper of the Grantors in the aggregate), such Grantor shall, if such Grantor has not previously notified the Agent, notify the Agent thereof by the next Collateral Notification Date and, at the request and option of the Agent, shall take such action as the Agent may reasonably request to vest in the Agent Control, under Section 9-105 of the UCC, of such Electronic Chattel Paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

4.12                        Maintenance of Perfected Security Interest; Further Documentation. (a) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any jurisdiction the Agent deems appropriate any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or (ii) as being of an equal or lesser scope or with greater detail; and (b) provide any other information required by the UCC, for the sufficiency or filing office acceptance of any financing statement or amendment.

(b)                                 Such Grantor will furnish to the Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Agent may reasonably request, all in reasonable detail.

(c)                                  Each Grantor further agrees, upon the written request of the Agent, and at the sole expense of such Grantor, to take any and all other actions the Agent may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Agent to enforce, the Agent’s security interest in any and all of the Collateral, including (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto, to the extent, if any, that such Grantor’s signature thereon is required therefor; (ii) complying with any provision of any statute, regulation or treaty of the United States or other jurisdiction as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the Agent’s security interest in such Collateral; (iii) obtaining governmental and other third-party waivers, consents and approvals in form and substance reasonably satisfactory to the Agent; (iv) obtaining waivers from mortgagees and landlords in form and substance reasonably satisfactory to the Agent; and (v) taking all actions under any requirements of law, as reasonably determined by the Agent to be applicable in any U.S. jurisdiction.

4.13                        Assigned Agreements. Each Grantor will use its best efforts to secure all consents and approvals necessary for the assignment to or for the benefit of the Agent of any Assigned Agreement held by such Grantor and to enforce the security interests granted hereunder. Each Grantor shall fully perform all of its obligations under each of the Assigned Agreements, and shall enforce all of its rights and remedies thereunder, in each case, as it deems appropriate in its business judgment; provided, however, that such Grantor shall not take any action or fail to take any action with respect to its Assigned Agreements that would cause the termination of an Assigned Agreement. Without limiting the generality of the foregoing, such Grantor shall take all action necessary to permit, and shall not take any action which would have any materially adverse effect upon, the full enforcement of all indemnification rights under its Assigned Agreements. Each Grantor shall notify the Agent in writing, promptly after such Grantor becomes aware thereof, of any event or fact which could give rise to a material claim by it for indemnification under any of its Assigned Agreements, and shall diligently pursue such right and report to the Agent on all further developments with respect thereto. Each Grantor shall deposit into a Deposit Account at the Agent or subject to a Control Agreement for application to the Obligations, in accordance with the Credit Agreement, all amounts received by such Grantor as indemnification or otherwise pursuant to its Assigned Agreements. If any Grantor shall fail after the Agent’s demand to pursue diligently any right under its Assigned Agreements, or if an Event of Default then exists, the Agent may, and at the direction of the Required Lenders shall, directly enforce such right in its own or such Grantor’s name and may enter into such settlements or other agreements with respect thereto as the Agent or the Required Lenders, as applicable, shall determine. In any suit, proceeding or action brought by the Agent for the benefit of the Lenders under any Assigned Agreement for any sum owing thereunder or to enforce any provision thereof, each Grantor shall indemnify and hold the Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaims, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from such Grantor to or in favor of such obligor or its successors. All such obligations of each Grantor shall be and remain enforceable only against such Grantor and shall not be enforceable against the Agent or the Lenders. Notwithstanding any provision hereof to the contrary, each Grantor shall at all times remain liable to observe and perform all of its duties and obligations under its Assigned Agreements, and the Agent’s or any Lender’s exercise of any of their respective rights with respect to the Collateral shall not release any Grantor from any of such duties and obligations. Neither the Agent nor any Lender shall be obligated to perform or fulfill any of any Grantor’s duties or obligations under its Assigned Agreements or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any property.

SECTION 5                               REMEDIAL PROVISIONS.

5.1                               General Rights and Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may during the existence of an Event of Default forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery with assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Agent’s request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including reasonable attorneys’ fees and costs to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, need the Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten days before such sale or other disposition.

5.2                               License.

(a)                                 For the purpose of enabling the Agent to exercise rights and remedies under this Agreement, each Grantor hereby grants to the Agent, for its benefit and the benefit of the Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

5.3                               Investment Property. (a) If an Event of Default shall occur and be continuing, the Agent shall have the right to (i) receive any and all cash dividends and distributions, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in the manner set forth in the Credit Agreement, (ii) require any or all of the Investment Property to be registered in the name of the Agent or its nominee, (iii) exercise all voting and other rights pertaining to such Investment Property at any meeting of holders of the Equity Interests of the relevant Issuer or Issuers or otherwise and (iv) exercise any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Grantor or the Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b)                                 Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividends, distributions or other payments with respect to the Investment Property directly to the Agent.

(c)                                  If the Agent shall determine to exercise its right to sell any or all of the Pledged Equity pursuant to this Section 5.3, and if in the opinion of the Agent it is necessary or advisable to have the Pledged Equity, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Agent, necessary or advisable to register the Pledged Equity, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one (1) year from the date of the first public offering of the Pledged Equity, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(d)                                 Each Grantor recognizes that the Agent may be unable to effect a public sale of any or all of the Pledged Equity, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Equity for the period of time necessary to permit the Issuer thereof to register such securities or other interests for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(e)                                  Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity pursuant to this Section 5.3 valid and binding and in compliance with applicable law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 5.3 will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.3 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

5.4                               Proceeds to be Turned Over to Agent. If an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other cash equivalent items shall be held by such Grantor in trust for the Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Agent, if required). All Proceeds received by the Agent hereunder shall be held by the Agent in a collateral account maintained under its sole dominion and control. All Proceeds, while held by the Agent in any collateral account (or by such Grantor in trust for the Agent and the Lenders) established pursuant hereto, shall continue to be held as collateral security for the Obligations and shall not constitute payment thereof until applied as provided in Section 5.5.

5.5                               Application of Proceeds. If an Event of Default shall have occurred and be continuing, the Agent shall apply the Proceeds from the sale of, or other realization upon, all or any part of the Collateral in payment of the Obligations in the order specified by the Credit Agreement. Any part of such funds which the Agent deems not required as collateral security for the Obligations shall be paid over from time to time by the Agent to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after Payment in Full of the Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same.

5.6                               Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-626 of the UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations in full and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

SECTION 6                               THE AGENT.

6.1                               Agent’s Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, during the existence of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Agent the power and right, on behalf of and at the expense of such Grantor, without notice to or assent by such Grantor, to do any or all of the following during the existence of an Event of Default:

(i)                                     in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(ii)                                  in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Agent may request to evidence the Agent’s security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)                               discharge Liens levied or placed on or threatened against the Collateral, and effect any repairs or insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)                              execute, in connection with any sale provided for in Section 5, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v)                                 (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all monies, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; (8) vote any right or interest with respect to any Investment Property; (9) order good standing certificates and conduct lien searches in respect of such jurisdictions or offices as the Agent may deem appropriate; and (10) generally sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and do, at the Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the

Collateral and the Agent’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 6.1 to the contrary notwithstanding, the Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.1 unless an Event of Default shall have occurred and be continuing.

(b)                                 If any Grantor fails to perform or comply with any of its agreements contained herein, the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)                                  Each Grantor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

6.2                               PROXY. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AS THE PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.1 ABOVE) OF SUCH GRANTOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT, DURING THE EXISTENCE OF AN EVENT OF DEFAULT, TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. NOTWITHSTANDING ANY PROVISION OR INFERENCE IN THIS AGREEMENT OR ELSEWHERE TO THE CONTRARY, THE AGENT SHALL HAVE NO RIGHT TO VOTE THE PLEDGED COLLATERAL AT ANY TIME UNLESS AND UNTIL AN EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING. TO THE EXTENT THE AGENT SHALL HAVE EXERCISED ITS RIGHT TO VOTE THE PLEDGED COLLATERAL DURING THE EXISTENCE OF AN EVENT OF DEFAULT, AND SUCH EVENT OF DEFAULT SHALL HAVE SUBSEQUENTLY BEEN CURED OR WAIVED IN ACCORDANCE WITH THE TERMS OF THE CREDIT AGREEMENT, (I) SUCH VOTING RIGHTS SHALL AUTOMATICALLY REVERT TO THE APPLICABLE GRANTOR, AND (II) THE AGENT, AT THE EXPENSE OF THE GRANTOR, SHALL EXECUTE SUCH DOCUMENTS REASONABLY REQUESTED BY THE GRANTOR TO ALLOW THE OWNER OF ANY EQUITY INTEREST TO EXERCISE ANY RIGHTS ASSOCIATED WITH SUCH EQUITY INTEREST. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL DURING THE EXISTENCE OF AN EVENT OF DEFAULT, THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE, DURING THE EXISTENCE OF AN EVENT OF DEFAULT, ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF HOLDERS OR EQUITY INTERESTS, CALLING SPECIAL MEETINGS OF HOLDERS OF EQUITY INTERESTS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE

CONTINUANCE OF AN EVENT OF A DEFAULT. THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS SECTION 6 IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS AGREEMENT IS TERMINATED. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE AGENT, NOR ANY LENDER, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

6.3                               Duty of Agent. The Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent or any Lender nor any of their respective officers, directors, employees or agents shall be liable for any failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent’s and the Lenders’ interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder.

6.4                               Authority of Agent. Each Grantor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantors, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 7                               MISCELLANEOUS.

7.1                               Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.9 of the Credit Agreement.

7.2                               Notices. All notices, requests and demands to or upon the Agent or any Grantor hereunder shall be addressed to the Borrower Representative, with respect to any Grantor, and to Agent, with respect to Agent, and effected in the manner provided for in Section 10.6 of the Credit Agreement and each Grantor hereby appoints the Borrower Representative as its agent to receive notices hereunder.

7.3                               Indemnification by Grantors; Enforcement Expenses. Section 10.11 of the Credit Agreement is hereby incorporated by reference herein, mutatis mutandis.

7.4                               Reserved.

7.5                               Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

7.6                               Nature of Remedies. All Obligations of each Grantor and rights of the Agent and the Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.7                               No Marshalling. The Agent shall not be required to marshal any present or future collateral security (including, but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it shall not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent’s rights and remedies under this Agreement or under any other Loan Document and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

7.8                               Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy or other electronic transmission of any executed signature page to this Agreement or any other Loan Document shall constitute effective delivery of such signature page.

7.9                               Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

7.10                        Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by any Grantor of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Agent or the Lenders.

7.11                        Successors; Assigns. This Agreement shall be binding upon Grantors, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of Grantors, Lenders and the Agent and the successors and assigns of the Lenders and the Agent. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Grantor may assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of the Agent.

7.12                        Governing Law. This Agreement and the other Loan Documents (other than those containing an express choice-of-law provision), and the rights and duties of the parties hereto, shall be governed and construed in accordance with the internal laws (including, without limitation, 735 ILCS Section 105/5-1 et seq., but otherwise without regard to the conflict-of-laws provisions) of the State of Illinois.

7.13                        Submission to Jurisdiction; Waiver of Jury Trial. Each of the Grantors hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any court sitting in the State of Illinois for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby. Each of the Grantors irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH OF THE GRANTORS AND, BY THEIR ACCEPTANCE OF THE BENEFIT OF THIS AGREEMENT, THE AGENT, THE L/C ISSUER AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

7.14                        Set off. Each Grantor agrees that the Agent have all rights of set off and bankers’ lien provided by applicable law, and in addition thereto, each Grantor agrees that at any time any Event of Default exists, the Agent and each Lender may apply to the payment of any Obligations, whether or not then due, any and all balances, credits, deposits, accounts or moneys of such Grantor then or thereafter with the Agent or such Lender.

7.15                        Acknowledgements. Each Grantor hereby acknowledges that: (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party; (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

7.16                        Additional Grantors. Each Credit Party that is required to become a party to this Agreement pursuant to Section 4 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Credit Party of a joinder agreement in the form of Annex VI attached hereto.

7.17                        Releases. (a) Upon Payment in Full of the Obligations, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Agent shall deliver to the Grantors any Collateral held by the Agent hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

(b)                                 If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

7.18                        Obligations and Liens Absolute and Unconditional. Each Grantor understands and agrees that the obligations of each Grantor under this Agreement shall be construed as a continuing, absolute and unconditional without regard to (a) the validity or enforceability of any Loan Document, any of the Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender, (b) any defense, set off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Grantor or any other Person against the Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Grantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of any Grantor for the Obligations, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any other Grantor or any other Person or against any collateral security or guaranty for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from any other Grantor or any other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of any other Grantor or any other Person or any such collateral security, guaranty or right of offset, shall not relieve any Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against any Grantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

7.19                        Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor or any Issuer for liquidation or reorganization, should Grantor or any Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s or and Issuer’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

7.20                        Amended and Restated. This Agreement amends and restates the Original Security Agreement and continues all obligations of the Grantors as set forth therein, except to the extent specifically modified in this Agreement; and this Agreement shall in no event be deemed a satisfaction or novation of the obligations of the Grantors in connection with the Original Security Agreement.

(Signature Pages Follow)

(Signature Page to Amended and Restated Security Agreement)

Each of the undersigned has caused this Amended and Restated Security Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	MASTERCRAFT BOAT COMPANY, LLC, a Delaware limited liability company

	By	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer & Secretary

MCBC HYDRA BOATS, LLC, a Tennessee limited liability company

	By	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer & Secretary

MASTERCRAFT SERVICES, INC., a Tennessee corporation

	By	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer & Secretary

MASTERCRAFT INTERNATIONAL SALES ADMINISTRATION, INC., a Delaware corporation

	By	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer & Secretary

MCBC HOLDINGS, INC., a Delaware corporation

	By	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer & Secretary

(Signature Page to Amended and Restated Security Agreement)

AGENT:	FIFTH THIRD BANK,
an Ohio banking corporation, as Agent

	By:	/s/ Carrie Weisman
Carrie Weisman
Assistant Vice President

SCHEDULE 1.2

ASSIGNED AGREEMENTS

OEM Supply Agreement, dated as of November 5, 2009, (as amended and in effect) by and between MasterCraft Boat Company, LLC, Ilmor Marine, LLC, Ilmor High Performance Marine, LLC (f/k/a Ilmor Marine Engines, LLC), and Ilmore Engineering, Inc.

Amended and Restated Vendor Agreement, dated as of March 13, 2006 (as amended and in effect) between GE Commercial Distribution Finance Corporation and MasterCraft Boat Company, LLC.

Vendor Agreement, dated October 25, 2009, (as amended and in effect) by and between MasterCraft Boat Company, LLC, and GE Commercial Distribution Finance Canada.

Distributor Agreement, dated October 30th 2013, by and among MasterCraft Boat Company, LLC and GE Commercial Corporation (Australia) PTY LTD ABD 28 000 974 747.

Master Factoring Agreement, dated May 11, 2006, by and among MasterCraft Boat Company, LLC and GE Commercial Distribution Finance Europe Limited.

Repurchase Agreement, dated as of June 5, 2012 between MCBC Holdings, Inc., a Delaware corporation, MCBC Hydra Bots, LLC, a Tennessee limited liability company and MasterCraft Boat Company, LLC, a Delaware limited liability company, and Northpoint Commercial Finance LLC, a Delaware limited liability company.

SCHEDULE 3.2

FILINGS AND PERFECTION

FILING REQUIREMENT
GRANTOR	OR OTHER ACTION	FILING OFFICE

MasterCraft Boat Company, LLC	UCC-1	Delaware Secretary of State

MasterCraft International Sales Administration, Inc.	UCC-1	Delaware Secretary of State

MCBC Hydra Boats, LLC	UCC-1	Tennessee Secretary of State

MasterCraft Services, Inc.	UCC-1	Tennessee Secretary of State

MasterCraft Boat Company, LLC	UCC-1 Fixture Filing	Monroe County, Tennessee Real Property Records

MCBC Holdings, Inc.	UCC-1	Delaware Secretary of State

SCHEDULE 3.3

GRANTOR INFORMATION

NAME, TYPE AND		FEDERAL
STATE OF	ORGANIZATION	EMPLOYER
ORGANIZATION OF	IDENTIFICATION	IDENTIFICATION	CHIEF EXECUTIVE
GRANTOR	NUMBER	NUMBER	OFFICE

MCBC Holdings, Inc., a Delaware Corporation	3166363	06-1571747	100 Cherokee Cove Drive, Vonore, TN 37885

MasterCraft Boat Company, LLC, a Delaware Limited Liability Company	3166365	06-1571750	100 Cherokee Cove Drive, Vonore, TN 37885

MasterCraft International Sales Administration, Inc., a Delaware Corporation	4220383	20-8523972	100 Cherokee Cove Drive, Vonore, TN 37885

MCBC Hydra Boats, LLC, a Tennessee Director Managed LLC	620891	27-1583500	100 Cherokee Cove Drive, Vonore, TN 37885

MasterCraft Services, Inc., a Tennessee Corporation	394770	62-1840898	100 Cherokee Cove Drive, Vonore, TN 37885 — Owned by MasterCraft Boat Company, LLC

SCHEDULE 3.4

A.            COLLATERAL LOCATIONS

COLLATERAL
LOCATION
OR PLACE OF BUSINESS
		(INCLUDING CHIEF	OWNER/LESSOR
GRANTOR	COLLATERAL	EXECUTIVE OFFICE)	(IF LEASED)

MCBC Holdings, Inc.	Inventory and Equipment	100 Cherokee Cove Drive, Vonore, TN 37885	Owned by MasterCraft Boat Company, LLC

MasterCraft Boat Company, LLC	Inventory and Equipment	100 Cherokee Cove Drive, Vonore, TN 37885	Owned

MasterCraft Boat Company, LLC	Inventory and Equipment	23 Excellence Way, Vonore, TN. 37885 — Leased	Leased

MasterCraft International Sales Administration, Inc.	Inventory and Equipment	100 Cherokee Cove Drive, Vonore, TN 37885	Owned by MasterCraft Boat Company, LLC

MCBC Hydra Boats, LLC	Inventory and Equipment	100 Cherokee Cove Drive, Vonore, TN 37885	Owned by MasterCraft Boat Company, LLC

MasterCraft Services, Inc.	Inventory and Equipment	100 Cherokee Cove Drive, Vonore, TN 37885	Owned by MasterCraft Boat Company, LLC

B. COLLATERAL IN POSSESSION OF LESSOR,

BAILEE, CONSIGNEE OR WAREHOUSEMAN

GRANTOR	COLLATERAL	LESSOR/BAILEE/CONSIGNEE/WAREHOUSEMAN

None.

SCHEDULE 3.5

PLEDGED COLLATERAL

A.            PLEDGED EQUITY

			Percentage	Percentage
Grantor (Owner of		Pledged	of Issuer	of Issuer
Record of Such		Equity	Owned by	Pledged by	Certificate
Pledged Equity)	Issuer	Description	Grantor	Grantor	(Indicate No.)

MCBC Holdings, Inc.	MasterCraft Boat Company, LLC	Membership Units	100%	100%	No. 1

MCBC Holdings, Inc.	MasterCraft International Sales Administration, Inc.	Stock	100%	100%	No. 1

MCBC Holdings, Inc.	MCBC Hydra Boats, LLC	Membership Units	100%	100%	Uncertificated

MasterCraft Boat Company, LLC	MasterCraft Services, Inc.	Stock	100%	100%	No. 3

MCBC Holdings, Inc.	MasterCraft Parts, Limited	Stock	100%	65%	No.3

B.            PLEDGED NOTES

Grantor (Owner of Record		Pledged Notes
of Such Pledged Notes)	Issuer	Description

None.

SCHEDULE 3.7

INTELLECTUAL PROPERTY

Redacted.

SCHEDULE 3.8

DEPOSITARY AND OTHER DEPOSIT ACCOUNTS

	FINANCIAL	ACCOUNT
GRANTOR	INSTITUTION	NUMBER	CONTACT INFORMATION
MasterCraft Boat Company, LLC
MasterCraft Boat Company, LLC
MasterCraft Boat Company, LLC
MasterCraft Boat Company, LLC
MasterCraft Boat Company, LLC
MasterCraft Boat Company, LLC
MasterCraft Services, Inc.
MCBC Hydra Boats, LLC
MCBC Hydra Boats, LLC

SCHEDULE 3.9

OTHER PROPERTY

Type of
Property	Grantor	Description

Commercial Tort Claim		None.

Documents		None.

Accessions, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes or Standing Timber		None.

Registration Statute Collateral		None.

ANNEX I

PLEDGE AMENDMENT

This Pledge Amendment, dated                  ,       is delivered pursuant to the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Section 3 of the Pledge Agreement are and continue to be true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation and warranty is true and correct in all respects) as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation and warranty is true and correct in all respects) as of such earlier date) both as to the Pledged Equity of such Grantor pledged prior to this Pledge Amendment and as to the Pledged Equity of such Grantor listed below. The undersigned further agrees that this Pledge Amendment may be attached to that certain Amended and Restated Security Agreement dated as of March 13, 2015, (as may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the undersigned, the other parties thereto and FIFTH THIRD BANK, an Ohio banking corporation, as administrative agent (the “Agent”) for the benefit of itself and the Lenders, and that the Pledged Equity listed on this Pledge Amendment is and constitutes part of the Collateral referred to in such Security Agreement and shall secure all Obligations referred to and in accordance with such Security Agreement.

[APPLICABLE GRANTOR]

By:
Name:
Title:

Name and		Class of	Certificate	Number of
Address of Grantor	Issuer	Equity Interest	Number(s)	Shares

ANNEX II

FORM OF LLC/STOCK POWER

FOR VALUE RECEIVED, the undersigned, [                                      ], a(n) [                      ] [                        ] (“Grantor”) does hereby sell, assign and transfer to                                          * all of his Equity Interests (as hereinafter defined) represented by Certificate No(s).         * in [                               ], a(n) [                     ] [                      ] (“Issuer”), standing in the name of Grantor on the books of said Issuer. Grantor does hereby irrevocably constitute and appoint                                         ,* as attorney, to transfer the Equity Interests in said Issuer with full power of substitution in the premises. The term “Equity Interests” means any security, share, unit, partnership interest, membership interest, ownership interest, equity interest, option, warrant, participation, equity security or analogous interest (regardless of how designated) of or in a corporation, partnership, limited partnership, limited liability company, business trust or other entity, of whatever nature, type, series or class, whether voting or nonvoting, certificated or uncertificated, common or preferred, and all economic, voting and ownership rights and privileges incident thereto.

Dated:	*

GRANTOR:

[ ],
a [ ] [ ]

By:
Name:
Its:

*To Remain Blank — Not Completed at Closing

ANNEX III

FORM OF OPERATING AGREEMENT AMENDMENTS

Rights of Pledgee. Notwithstanding anything to the contrary set forth in this Agreement, the membership interests issued hereunder or covered hereby may be pledged to any lender(s) or agent for such lender(s) (hereafter, “Lender”) to secure financing provided to Company and/or its affiliates (a “Financing”). The pledge of such membership interests in connection with such Financing shall not cause a Member to cease to be a Member or, except as otherwise provided in the financing documents related to such Financing (“Financing Documents”), to have the power to exercise any rights or powers of a Member and Lender shall not have any liability as a result of such pledge. The right of Lender to enforce its rights and remedies under the Financing Documents hereby is acknowledged and any such action taken in accordance therewith shall be valid and effective for all purposes under this Agreement (regardless of any restrictions herein contained) and any assignment, sale or other disposition of the membership interests by Lender pursuant to the Financing Documents in connection with the exercise of Lender’s rights and powers shall be valid and effective for all purposes to transfer all right, title and interest of the applicable Member(s) hereunder to Lender or any other Person (each an “Transferee”), including, without limitation, the rights to vote and participate in the management of the business and the business affairs of the Company, to share profits and losses, to receive distributions and to receive allocation of income, gain, loss, deduction, credit or similar item, and such Transferee shall be a Member of the Company, with all rights and powers of a Member. Such assignment shall not constitute an event of dissolution or cause the termination of the Company under this Agreement. Further, neither Lender nor any such Transferee shall be liable for the obligations of any Member assignor to make contributions. Any limitations contained in this Agreement inconsistent with the provisions of the Financing Documents or this Article shall be deemed waived, void and of no further force and effect until the repayment and termination of the Financing in accordance with the terms of Financing Documents. All Members approve all of the foregoing and all Members agree that no further approval shall be required for the exercise of any rights or remedies under the Financing Documents. Without limiting the generality of the foregoing and notwithstanding anything to the contrary set forth in this Agreement, in connection with the exercise of Lender’s rights and remedies under the Financing Documents (i) the Lender shall be entitled to remove any or all of the Managers and appoint any representatives of the Lender or any other Person, as the Lender elects, to be the Manager(s) in order to fill the vacancy(ies) created by such removal, and neither the Members nor any Manager who shall have been appointed by any Person other than the Lender shall have the right to remove the Managers so appointed by the Lender or to elect any new or additional Managers, and (ii) any Board of Managers may be replaced by a sole Manager at the Lender’s option. The provisions of this Article shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, assignees, successors, heirs, legatees and personal representatives, as the case may be, and any future Members or Managers and their respective transferees, assignees, successors, heirs, legatees and personal representatives, as the case may be. None of the provisions of this Article or any other provision of this Agreement may be amended in any way which alters, limits, restricts or adversely affects the Lender’s ability to exercise its rights and remedies under the Financing Documents or the intended result thereof, without the prior written consent of the Lender.

ANNEX IV

FORM OF GRANT OF SECURITY INTEREST IN

[TRADEMARK/PATENT/COPYRIGHT] RIGHTS

[NTD: FOR FILINGS WITH THE USPTO AND US COPYRIGHT OFFICE, LICENSES

SHOULD NOT BE FILED AGAINST]

This GRANT OF SECURITY INTEREST IN [TRADEMARK/PATENT/COPYRIGHT] RIGHTS (this “Agreement”), dated as of [                           ], 201[   ] is made by [INSERT GRANTOR], a [jurisdiction] [form of entity], located at [address] (the “Grantor”), in favor of FIFTH THIRD BANK, an Ohio banking corporation, as Agent (the “Agent”) in connection with that certain Amended and Restated Security Agreement dated as of March 13, 2015 among Grantor, the other “Grantors” party thereto and the Agent (as amended, restated, supplemented or modified from time to time, the “Security Agreement”). Capitalized terms not otherwise defined herein are being used herein as defined in the Security Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to the Security Agreement, the Grantor pledged and granted to the Agent for the benefit of the Lenders a continuing security interest in all Intellectual Property constituting Collateral, including the [Trademarks/Patents/Copyrights] listed on Schedule A hereto (the “Additional Intellectual Property”); and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make extensions of credit to the Borrowers pursuant to the Credit Agreement, the Grantor agrees, for the benefit of the Agent and the Lenders, as follows:

SECTION 1.     Grant of Security Interest. The Grantor hereby pledges and grants a continuing security interest in, and a right of setoff against, all of the Grantor’s right, title and interest in, to and under the [Trademarks/Patents/Copyrights] (including, without limitation, the Additional Intellectual Property) (collectively, the “Collateral”), to the Agent for the benefit of the Agent and the Lenders to secure payment, performance and observance of the Obligations.

SECTION 2.   Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States [Patent and Trademark/Copyright] Office. The security interest granted hereby has been granted to Agent in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. The Security Agreement (and all rights and remedies of the Agent thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 3.   Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

SECTION 4.   Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

SECTION 5.     Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

(Signature Page Follows)

2

(Signature Page to Grant of Security Interest In [Trademark/Patent/Copyright] Rights)

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

GRANTOR:	[GRANTOR],
a [ ] [ ]

By:
Name:
Title:

AGENT:	FIFTH THIRD BANK,
an Ohio banking corporation, as Agent

By:
Name:
Title:

SCHEDULE A

(To Grant Security Interest in [Trademark/Patent/Copyright] Rights)

U.S. [Patent/Trademark/Copyright] Registrations and Applications

ANNEX V

FORM OF GRANT OF SECURITY INTEREST IN

COMMERCIAL TORT CLAIM

This GRANT OF SECURITY INTEREST IN COMMERCIAL TORT CLAIM (this “Agreement”), effective as of [                                    ], 201 [    ] is made by [INSERT GRANTOR], a [jurisdiction] [form of entity], located at [address] (the “Grantor”), in favor of FIFTH THIRD BANK, an Ohio banking corporation, as administrative agent (the “Agent”) for the benefit of itself and the Lenders, in connection with that certain Amended and Restated Security Agreement dated as of March 13, 2015 among Grantor, the other “Grantors” party thereto and the Agent (as amended, restated, supplemented or modified from time to time, the “Security Agreement”). Capitalized terms not otherwise defined herein are being used herein as defined in the Security Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to the Security Agreement, the Grantor agreed to notify Agent of certain Commercial Tort Claims and to grant the Agent a security interest therein; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make extensions of credit to the Borrowers pursuant to the Credit Agreement, the Grantor agrees, for the benefit of the Agent and the Lenders, as follows:

Section 1                                              Grant of Security Interest. The Grantor hereby pledges and grants a continuing security interest in, all of the Grantor’s right, title and interest in, to and under the commercial tort claims described on Schedule A hereto and the proceeds thereof (collectively, the “Commercial Tort Claim Collateral”), to the Agent for the benefit of the Agent and the Lenders to secure payment, performance and observance of the Obligations.

Section 2                                              Financing Statement. The Grantor represents and warrants to the Agent that upon the filing of an appropriate financing statement describing the Commercial Tort Claim together with the payment of the appropriate fee in and to the filing office set forth on Schedule A attached hereto Agent’s security interest shall be perfected in such Commercial Tort Claim as of such date.

Section 3                                              Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Commercial Tort Claim Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

Section 4                                              Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original. Signature by telecopy or other electronic transmission shall bind the parties hereto.

SECTION 5.                            Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

(Signature Page Follows)

2

(Signature Page to Grant of Security Interest in Commercial Tort Claim)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

GRANTOR:	[GRANTOR],
a [ ] [ ]

By:
Name:
Title:

(Signature Page to Grant of Security Interest in Commercial Tort Claim)

AGENT:	FIFTH THIRD BANK,
an Ohio banking corporation, as Agent

By:
Name:
Title:

SCHEDULE A

(To Grant of Security Interest in Commercial Tort Claim)

Description of Commercial Tort
No.	Claim	Title, Court and Case No., if applicable

THE APPROPRIATE FILING OFFICE FOR THE FILING OF THE FINANCING STATEMENT DESCRIBING THE ABOVE COMMERCIAL TORT CLAIM

IS:                                                                    .

ANNEX VI

FORM OF JOINDER TO SECURITY AGREEMENT

This JOINDER AGREEMENT (this “Agreement”) dated as of [                         ], 201[   ] is executed by the undersigned for the benefit of FIFTH THIRD BANK, an Ohio banking corporation, as Agent (the “Agent”) for the benefit of itself and the Lenders, in connection with that certain Amended and Restated Security Agreement dated as of March 13, 2015 among MASTERCRAFT BOAT COMPANY, LLC, a Delaware limited liability company (“MasterCraft”), MASTERCRAFT SERVICES, INC., a Tennessee corporation (“Services”), MCBC HYDRA BOATS, LLC, a Tennessee limited liability company (“Hydra”), MASTERCRAFT INTERNATIONAL SALES ADMINISTRATION, INC., a Delaware corporation (“Sales Administration”), MCBC HOLDINGS, INC., a Delaware corporation (“Holdings”), the other Grantors party thereto from time to time and Agent (as amended, restated, supplemented or modified from time to time, the “Security Agreement”). Capitalized terms not otherwise defined herein are being used herein as defined in the Security Agreement.

Each Person signatory hereto is required to execute this Agreement pursuant to the Security Agreement.

In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:

1.                                      Each such Person assumes all the obligations of a Grantor under the Security Agreement and agrees that such person or entity is a Grantor and bound as a Grantor under the terms of the Security Agreement, as if it had been an original signatory to such agreement. In furtherance of the foregoing, such Person hereby assigns, pledges and grants to the Agent a security interest in all of its right, title and interest in and to the Collateral owned thereby to secure the Obligations.

2.                                      Schedules 1.2, 3.2, 3.3, 3.4, 3.5, 3.6, 3.7, 3.8 and 3.9 of the Security Agreement are hereby amended to add the information relating to each such Person set out on Schedules 1.2, 3.2, 3.3, 3.4, 3.5, 3.6, 3.7, 3.8 and 3.9, respectively, hereof. Each such Person hereby makes to the Agent the representations and warranties set forth in the Security Agreement applicable to such Person and the applicable Collateral and confirms that such representations and warranties are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation and warranty is true and correct in all respects) as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation and warranty is true and correct in all respects) as of such earlier date) after giving effect to such amendment to such Schedules.

3.                                      In furtherance of its obligations under Section 4.2 of the Security Agreement, each such Person agrees to deliver to the Agent appropriately complete UCC financing statements naming such person or entity as debtor and the Agent as secured party, and describing its Collateral and such other documentation as the Agent (or its successors or assigns) may require to evidence, protect and perfect the Liens created by the Security Agreement, as modified hereby. Each such Person acknowledges the authorizations given to the Agent under Section 4.10(b) of the Security Agreement and otherwise.

4.                                      Each such Person’s address for notices under the Security Agreement shall be the address of the Borrowers set forth in the Credit Agreement and each such Person hereby appoints each Borrower as its agent to receive notices hereunder.

5.                                      This Agreement shall be deemed to be part of, and a modification to, the Security Agreement and shall be governed by all the terms and provisions of the Security Agreement, with respect to the modifications intended to be made to such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such person or entity enforceable against such person or entity subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered at equity or law). Each such Person hereby waives notice of the Agent’s acceptance of this Agreement. Each such Person will deliver an executed original of this Agreement to the Agent.

6.                                      This Agreement and the rights and duties of the parties hereto, shall be governed and construed in accordance with the internal laws (including, without limitation, 735 ILCS Section 105/5-1 et seq., but otherwise without regard to the conflict-of-laws provisions) of the State of Illinois.

(Signature Page Follows)

2

(Signature Page to Joinder Security Agreement)

IN WITNESS WHEREOF, intending to be legally bound, the undersigned has duly executed this Joinder to Security Agreement as of date first set forth above.

GRANTOR:	[GRANTOR],
a [ ] [ ]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED TO: